                                                                EXHIBIT 10.08(w)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                            LETTER AGREEMENT TO AMEND

               SCHEDULE NUMBER "230397" / AGREEMENT NO. 9700050785
                                       - -
                             AMENDMENT NO. 230397-A

This Letter Agreement dated December 1, 1997, is in regard to Schedule Number "230397"/ Agreement No. 9700050785 dated July 21, 1997. Under this Amendment, CGI will extend the services of three (3) Technical Functional Coordinators to perform like roles as described under Schedule 230397.

The tasks covered under this Amendment include:

The CGI support team will continue to provide hourly consulting services to U S WEST Information Technologies (IT) to collectively recommend an approach to IT by identifying the system requirements, the gaps, the risks and the solutions to the U S WEST Long Distance (LD) business objectives. Then under IT direction, the CGI support team will translate these into more detailed requirements for the project development teams; work with the project development teams; and continue to be the liaison between the project development teams, IT, and LD.

The time period in which the CGI resources will provides services hereunder is December 1, 1997 to April 30, 1997.
The following tasks are to be performed by CGI:

(1) Translate the LD service delivery business requirements into detailed requirements.

(2) Actively monitor and work to promote billing and service delivery are in synch with each other.

[                                                                  ]

(4) Work with each area to promote the completion of their deliverables.

(5) Work with the development teams to assist them with their target to meet schedule.

(6) Work with development teams on the best approach to develop their solutions.

(7) Coordinate the development team's delivery of their tasks.

[                                                                 ]

Accordingly, this Amendment includes additional estimated funding in the amount
of [        ] FOR AN ADDITIONAL ESTIMATED FIVE (5) MONTHS OF EFFORT to the work previously scoped in Schedule 230397.

The project end date provided in Section 2.1 of Schedule 230397 has effectively been changed hereunder from November 30, 1997 to April 30, 1998.


230397-A                               1                       NOVEMBER 25, 1997

The Projected Cost in Article 3 of Schedule 230397 has been increased by
[        ] to [        ] in accordance with Exhibit 1 as attached hereto to
effectively replace the original Article 3 in its entirety.

This Amendment describes the project extension and scope, in accordance with the current intent of the parties, for which the Technical/ Functional Specification Development Schedule 230397 is being modified hereunder. It is understood by the parties that the consulting services will continue to be provided by CGI under
Schedule 230397 and this Amendment as subject to change in accordance with U S WEST direction and within the funding constraints of this Amendment.

Except as expressly set forth in this Letter Agreement, the terms of Schedule 230397 and all signed amendments shall remain in full force and effect.

IN WITNESS WHEREOF, Licensee and CGI have executed this Letter Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                           LICENSEE

By: /s/ DENNIS YABLONSKY                       By: /s/ BARBARA IRWIN
   -------------------------                      ------------------------
Title:  President/CEO                          Title:  Director
      ----------------------                         ---------------------
Date:   12-2-97                                Date:   12/1/97
     -----------------------                        ----------------------
                                               U S WEST Business Resources, Inc.
                                               Acting as Agent for: LICENSEE

                                               By: /s/ SHERYL SWAYZE
                                                  ------------------------
                                               Title:  Commodity Manager
                                                     ---------------------
                                               Date:   11/26/97
                                                    ----------------------





230397-A                               2                       NOVEMBER 25, 1997

                           EXHIBIT 1 - PROJECTED COST

3.  Projected Cost

The total cost of the work net of discounts shall not exceed [         ] based
on estimated time and material expenses, which represents an increase of
[       ] above the previous funding approved for Technical Functional
Coordinator of [        ] No travel is anticipated for this project. Should
travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Amendment No. 230397-A represents direct follow-on work to the Technical Functional Specification Development Schedule No. 230397. Based on the aggregate contract engineering costs (before discounts) of Schedule No. 230397 and Amendment No. 230397-A totaling [ ], a [ ] Cumulative Project Volume Discount has been applied to incremental contract engineering costs (before discounts) of this Amendment.

Estimated costs with applicable discounts and estimated hours are provided below for this Amendment No. 230397-A and for the entire project, respectively.
The incremental Amendment costs and hours follow:



--------------------------------------------------------------------------------------------------------------
                 ITEMIZATION OF COSTS                                           AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                             [               ]

LESS [      ] MINIMUM DISCOUNT                                              [               ]
LESS [      ] CUMULATIVE PROJECT VOLUME DISCOUNT                            [               ]

------------------------------------------------------  ------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                  [               ]

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES

------------------------------------------------------  ------------------------------------------------------
TOTAL INCREMENTAL AMENDMENT 230397-A                                        [              ]
ESTIMATED PRICE

------------------------------------------------------  ------------------------------------------------------



230397-A                               3                       NOVEMBER 25, 1997

                       CATEGORY                                            ESTIMATED HOURS

--------------------------------------------------------------------------------------------------------------
Senior Engineer II                                                               [                ]
Senior Engineer I                                                                [                ]

------------------------------------------------------  ------------------------------------------------------
TOTAL HOURS
                                                                                  [               ]
--------------------------------------------------------------------------------------------------------------

The Technical/Functional Specification Development project to date hours and costs follow:



--------------------------------------------------------------------------------------------------------------
                 ITEMIZATION OF COSTS                                           AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND  MATERIALS)                                 [               ]

LESS [        ] MINIMUM DISCOUNT
LESS APPLICABLE VOLUME DISCOUNT

                                                                                 [               ]
                                                                                 [               ]

------------------------------------------------------  ------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                       [               ]

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES

------------------------------------------------------  ------------------------------------------------------
TOTAL AMENDMENT NO. 230397-A AND                                                 [               ]
SCHEDULE NO. 230397 ESTIMATED PRICE

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

                       CATEGORY                                            ESTIMATED HOURS

------------------------------------------------------  ------------------------------------------------------
Senior Engineer II                                                               [               ]
Senior Engineer I                                                                [               ]

------------------------------------------------------  ------------------------------------------------------
TOTAL HOURS
                                                                                 [               ]

--------------------------------------------------------------------------------------------------------------




230397-A                               4                       NOVEMBER 25, 1997